                       SEMIANNUAL REPORT / APRIL 30 2000

                          AIM CAPITAL DEVELOPMENT FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

                   UNION SQUARE GREENMARKET BY PATTI MOLLICA

            SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED

        AMONG TALL SKYSCRAPERS HOUSING LARGE MULTINATIONAL CORPORATIONS.

             SOME OF THESE SMALLER BUSINESSES EVENTUALLY CARVE OUT

            THEIR OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE

             STRONG EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE

             ENDEAVOR TO OWN IN AIM CAPITAL DEVELOPMENT FUND--SMALL

                 FIRMS WITH STRONG LONG-TERM GROWTH PROSPECTS.

                     -------------------------------------

AIM Capital Development Fund is for shareholders who seek long-term growth through investments in the stocks of small and medium-sized companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 61.75%; inception (6/17/96), 23.42%. Class B shares, one year, 64.86%; inception (10/1/96), 21.96%. Class C shares, one year, 68.84%; inception (8/4/97),
    22.01%.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-cap core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell Midcap Index represents the performance of the stocks of mid-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                          AIM CAPITAL DEVELOPMENT FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER




                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I
   Charles T.      had the idea of creating a mutual fund company that put
     Bauer,        people first. Our slogan, "people are the product," means
  Chairman of      that people--our employees and our investors-- are our
  the Board of     company.
    THE FUND           Almost a quarter-century later, we've grown to more
  APPEARS HERE]    than seven million investors, $176 billion in assets under management and 53 retail funds. Over that time, the industry
    [PHOTO OF      as a whole has grown from $51 billion in assets to more than
 Robert H. Graham  $7 trillion today. I never dreamed we would see such
  APPEARS HERE]    phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.


                          AIM CAPITAL DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



SMALL-, MID-CAP STOCKS LEAD MARKET;
FUND POSTS EXCELLENT RETURNS

MID- AND SMALL-CAP STOCKS RECORDED SOLID GAINS FOR THE REPORTING PERIOD, DESPITE A LATE DOWNTURN IN THE MARKET. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM? Although several key market indexes fell sharply in April, the fund posted excellent returns for the six-month period ended April 30, 2000. Excluding sales charges, total returns for Class A, Class B and Class C shares were 40.95%, 40.40% and 40.43%, respectively. The fund outperformed the Russell 2000 Index, the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index, which recorded gains of 18.72%, 29.70% and 17.38%, respectively, over the same period.
    During the six-month reporting period, total net assets in the fund grew from $1.1 billion to $1.4 billion.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
For most of the reporting period, technology stocks were the undisputed market leaders. Tech stocks helped push the Dow, the Nasdaq and other market indexes to new heights. While the Dow peaked in January, the tech-dominated Nasdaq continued to set records well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) helped perpetuate this sell-off. The stocks of Internet companies with no earnings were particularly hard hit.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and contain inflation. During the reporting period, the Fed (which launched a monetary tightening policy in June 1999) raised the key federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 6.0%. Interest-rate concerns prompted a sell-off that affected nearly every stock market sector in April, causing markets to be extremely volatile.
    Despite April's well-publicized market downturn, most major indexes posted gains for the reporting period, with mid- and small-cap stocks leading the charge. But while the Russell 2000 and the Russell Midcap Index posted double-digit gains, the Dow was up only slightly. Growth stocks outperformed value stocks by a wide margin.

WAS THE FUND ABLE TO TAKE ADVANTAGE OF THESE MARKET TRENDS?
Yes, because mid-, small- and micro-cap stocks--the market leaders for the reporting period--made up 91% of the fund's stock portfolio. Investors gravitated to mid- and small-cap stocks because of their attractive valuations compared to large-cap stocks and the attractive earnings prospects of small and mid-sized companies. And while technology stocks were volatile, the fund's heavy weighting in this sector enhanced performance. Despite

FUND PERFORMANCE


TOTAL RETURNS OF
CLASS A, B & C SHARES VS. INDEXES

10/31/99-4/30/00, excluding sales charges


                [BAR CHART]

============================================================================

FUND CLASS A SHARES                  40.95%
FUND CLASS B SHARES                  40.40%
FUND CLASS C SHARES                  40.43%
LIPPER MID-CAP CORE FUND INDEX       29.70%
RUSSELL MIDCAP INDEX                 17.38%

============================================================================

============================================================================


 RESULTS OF A $10,000 INVESTMENT
 CLASS A SHARES VS. INDEXES

 6/17/96-4/30/00, including sales charges
 (Index performance is from 6/30/96-4/30/00)


                [BAR CHART]

FUND CLASS A SHARES                 $20,302
LIPPER MID-CAP CORE FUND INDEX      $19,138
RUSSELL MIDCAP INDEX                $19,226

============================================================================

============================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

CLASS A SHARES

Inception (6/17/96)             20.09%
1 Year                          44.16*
*52.56% excluding sales charges

CLASS B SHARES

Inception (10/1/96)             18.36%
1 Year                          46.38*
*51.38% excluding CDSC

CLASS C SHARES

Inception (8/4/97)              17.40%
1 Year                          50.41*
*51.41% excluding CDSC

============================================================================



PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.


                          AIM CAPITAL DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

========================================================================================================================
TOP 10 EQUITY HOLDINGS                                              TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
  1. Powerwave Technologies, Inc.                      1.81%          1. Computers (Software & Services)           9.11%
  2. Microchip Technology, Inc.                        1.40           2. Electronics (Semiconductor)               6.14
  3. Novellus Systems, Inc.                            1.35           3. Electronics (Instrumentation)             5.53
  4. Varian Semiconductor Equipment Associates, Inc.   1.29           4. Electrical Equipment                      4.91
  5. Rational Software Corp.                           1.26           5. Telecommunications (Cellular/Wireless)    4.16
  6. Scientific-Atlanta, Inc.                          1.21           6. Oil & Gas (Drilling & Equipment)          4.13
  7. Varian Inc.                                       1.18           7. Communications Equipment                  3.49
  8. TeleTech Holdings, Inc.                           1.16           8. Oil & Gas (Exploration & Production)      3.46
  9. Methode Electronic, Inc.-Class A                  1.12           9. Broadcasting (Television, Radio & Cable)  3.11
 10. Flextronics International Ltd. (Singapore)        1.11          10. Retail (Specialty)                        3.05

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================================

weakness in March and April, tech stocks still significantly outperformed other issues for the six-month reporting period. We also took advantage of April's market sell-off to buy the stocks of quality companies at reduced prices.

HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the fund had 157 equity holdings, down from 206 six months ago. Fewer holdings make it easier to monitor the business fundamentals of companies in the portfolio. Over the reporting period, the strong performance of technology stocks caused their weighting in the portfolio to increase from 26% to 39%. Over the same period, the fund's exposure to consumer-cyclical stocks decreased from 18% to less than 11% of the portfolio.
    The fund's heavy weighting in the technology sector was a result of our stock-selection criteria, which are based on earnings growth prospects and not macro-economic predictions. We also seek stocks that are reasonably priced. We continued to find many companies with excellent earnings prospects in the technology sector. Moreover, we generally do not buy the stocks of companies that have no earnings.

CAN YOU NAME A FEW OF THE TECH STOCKS IN THE PORTFOLIO?
Tech stocks that we liked included Powerwave Technologies, the fund's largest holding. Powerwave Technologies makes radio-frequency power amplifiers that boost signal strength and reduce transmission interference in the base stations of cellular and personal communications-service networks. Microchip Technology, the fund's second-largest holding, makes low-cost embedded control products for the automotive, consumer, communications, industrial and office automation markets. Novellus Systems, our third-largest holding, makes semiconductor production equipment, including systems that layer insulating material on semiconductor wafers.
    Other tech stocks in the portfolio included Varian Semiconductor Equipment, the world's leading maker of systems that beam ions at semiconductor wafers to alter their conductivity in certain areas; Rational Software, a software-engineering tools firm; and Scientific-Atlanta, a leading maker of set-top boxes for receiving cable-television programming.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
TeleTech Holdings provides customer and product support for telecommunications, technology, health-care, transportation and financial-service companies, while Cooper Cameron makes and services equipment for the oil and gas industry.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." On May 16, after the reporting period ended, the central bank raised the federal funds rate to 6.5%. It appears that the Fed's tightening cycle may be winding down, although the central bank is expected to approve additional rate increases in the immediate months ahead.
    If the Fed succeeds in slowing economic growth to a more sustainable rate and keeping inflation under control, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks, particularly mid- and small-cap issues because of their attractive valuations.

MERGERS, ACQUISITIONS AND "GRADUATES" SCOREBOARD
Corporations represented among the fund's holdings continued to be the targets of mergers and acquisitions, underscoring the attractiveness of these firms. During the reporting period, 11 companies in the portfolio were involved in acquisitions or mergers. Since the fund's inception on June 17, 1996, through the end of the latest reporting period, 145 companies in the portfolio have been acquired by or merged with other firms.
    We also sold companies' stocks when their market valuation reached a point where they could no longer be considered small- or mid-cap stocks. During the six-month reporting period, there were nine "graduates" from the fund.

          See important fund and index disclosures inside front cover.

                          AIM CAPITAL DEVELOPMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

CHASING PERFORMANCE MAY HURT MORE
THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o How well does the fund match my tolerance for risk?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

SEC SPEAKS OUT
In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

   (wheel graphic)
============================================================================
   AGE
   RISK
   SIZE
   VOLATILITY
   MANAGEMENT
   EXPENSES
   TAX EFFICIENCY

Source: The Wall Street Journal, 1/25/00

============================================================================

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors-- the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%(3). So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose

                          AIM CAPITAL DEVELOPMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.

DOLLAR-COST AVERAGING CAN LOWER THE
COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

  Month       Amount Invested     Share Price    Shares Purchased
============================================================================
JANUARY          $  200             $  24                8.333
FEBRUARY            200                20               10.000
MARCH               200                14               14.286
APRIL               200                18               11.111
MAY                 200                22                9.091
JUNE                200                24                8.333
6-MONTH TOTAL    $ 1200             $ 122               61.154



Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1200 divided by 61.154 = $19.62

============================================================================

                          AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.83%

AEROSPACE/DEFENSE-0.10%

HEICO Corp.-Class A                    100,000   $    1,400,000
---------------------------------------------------------------

AIRLINES-0.57%

Ryanair Holdings PLC-ADR
  (Ireland)(a)                         200,000        8,150,000
---------------------------------------------------------------

BANKS (REGIONAL)-1.09%

Bank United Corp.-Class A              119,000        3,949,312
---------------------------------------------------------------
North Fork Bancorporation, Inc.        446,400        7,226,100
---------------------------------------------------------------
UCBH Holdings, Inc.                    200,000        4,450,000
---------------------------------------------------------------
                                                     15,625,412
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.43%

Canandaigua Brands, Inc.-Class
  A(a)                                 121,800        6,135,675
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.11%

Citadel Communications Corp.(a)        129,400        5,054,687
---------------------------------------------------------------
Cox Radio, Inc.-Class A(a)             100,000        7,250,000
---------------------------------------------------------------
Emmis Broadcasting Corp.-Class
  A(a)                                 298,700       12,694,750
---------------------------------------------------------------
Entercom Communications Corp.(a)       134,800        5,729,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          60,000        6,063,750
---------------------------------------------------------------
Insight Communications Company,
  Inc.(a)                              316,300        6,444,612
---------------------------------------------------------------
Interep National Radio Sales,
  Inc.(a)(b)                           250,000        1,437,500
---------------------------------------------------------------
                                                     44,674,299
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.82%

NOVA Chemicals Corp.(a)                373,000       11,796,125
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.49%

ADTRAN, Inc.(a)                         89,600        6,053,600
---------------------------------------------------------------
Davox Corp.(a)                         349,700        8,917,350
---------------------------------------------------------------

Gilat Satellite Networks Ltd.

  (Israel)(a)                          107,400        9,222,975
---------------------------------------------------------------
NorthEast Optic Network, Inc.(a)        91,100        5,101,600
---------------------------------------------------------------
Osicom Technologies, Inc.(a)            65,600        3,411,200
---------------------------------------------------------------
Scientific-Atlanta, Inc.               266,000       17,306,625
---------------------------------------------------------------
                                                     50,013,350
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.63%

QLogic Corp.(a)                        106,000       10,633,125
---------------------------------------------------------------
SanDisk Corp.(a)                       140,000       12,827,500
---------------------------------------------------------------
                                                     23,460,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-9.11%

Dendrite International, Inc.(a)        167,700        3,836,137
---------------------------------------------------------------
Documentum, Inc.(a)                    125,000        7,375,000
---------------------------------------------------------------
Hyperion Solutions Corp.(a)            195,000        5,913,984
---------------------------------------------------------------
InfoCure Corp.(a)                      236,200        2,155,325
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

IntraNet Solutions, Inc.(a)            305,900   $    6,806,275
---------------------------------------------------------------
Intuit Inc.(a)                         200,000        7,187,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)           149,000       13,410,000
---------------------------------------------------------------
Moldflow Corp.(a)                      174,600        3,230,100
---------------------------------------------------------------
MSI Holdings, Inc.(a)(c)               824,712       11,174,848
---------------------------------------------------------------
MTI Technology Corp.(a)                100,000        1,550,000
---------------------------------------------------------------
Navidec, Inc.(a)                       225,000        1,898,437
---------------------------------------------------------------
Nucentrix Broadband Networks,
  Inc.(a)                              150,000        3,740,625
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             181,000        4,355,312
---------------------------------------------------------------
Radiant Systems, Inc.(a)               115,150        2,144,669
---------------------------------------------------------------
Rational Software Corp.(a)             212,500       18,089,062
---------------------------------------------------------------
Secure Computing Corp.(a)              500,000        6,218,750
---------------------------------------------------------------
Symantec Corp.(a)                      241,500       15,078,656
---------------------------------------------------------------
Telescan, Inc.(a)                      200,000        1,975,000
---------------------------------------------------------------
Titan Corp. (The)(a)                   243,100       10,438,106
---------------------------------------------------------------
Trizetto Group, Inc. (The)(a)          195,100        4,145,875
---------------------------------------------------------------
                                                    130,723,661
---------------------------------------------------------------

CONSUMER FINANCE-1.62%

American Capital Strategies, Ltd.      449,400       10,897,950
---------------------------------------------------------------
AmeriCredit Corp.(a)                   659,500       12,324,406
---------------------------------------------------------------
                                                     23,222,356
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.33%

Performance Food Group Co.(a)          125,000        3,296,875
---------------------------------------------------------------
SUPERVALU, Inc.                        766,100       15,848,694
---------------------------------------------------------------
                                                     19,145,569
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.91%

American Power Conversion Corp.(a)     285,000       10,064,062
---------------------------------------------------------------
Cohu, Inc.                             254,700        9,694,519
---------------------------------------------------------------
CommScope, Inc.(a)                     175,000        8,312,500
---------------------------------------------------------------
Cree Research, Inc.(a)                  96,400       14,026,200
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              410,000        9,840,000
---------------------------------------------------------------
Sensormatic Electronics Corp.(a)       500,000        8,343,750
---------------------------------------------------------------
Veeco Instruments Inc.(a)              163,800       10,176,075
---------------------------------------------------------------
                                                     70,457,106
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.72%

C-COR.net Corp.(a)                     280,000       10,955,000
---------------------------------------------------------------
Power-One, Inc.(a)                     201,300       13,738,725
---------------------------------------------------------------
                                                     24,693,725
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.88%

Aeroflex, Inc.(a)                      338,100       12,594,225
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS
  (INSTRUMENTATION)-5.53%

Alpha Industries, Inc.(a)              280,600   $   14,591,200
---------------------------------------------------------------
Methode Electronics, Inc.-Class A      384,500       16,022,836
---------------------------------------------------------------
Tektronix, Inc.                        230,000       13,311,250
---------------------------------------------------------------
Varian Inc.(a)                         464,000       16,878,000
---------------------------------------------------------------

Varian Semiconductor Equipment

  Associates, Inc.(a)                  275,000       18,493,750
---------------------------------------------------------------
                                                     79,297,036
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.14%

American Xtal Technology, Inc.(a)       75,000        1,829,297
---------------------------------------------------------------
Amkor Technology, Inc.(a)              252,900       15,474,319
---------------------------------------------------------------
Celestica Inc. (Canada)(a)             212,700       11,605,444
---------------------------------------------------------------
Fairchild Semiconductor Corp.(a)       206,800        9,823,000
---------------------------------------------------------------
Micrel, Inc.(a)                         76,000        6,574,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)          322,650       20,024,466
---------------------------------------------------------------
QuickLogic Corp.(a)                    308,100        9,050,437
---------------------------------------------------------------
Xicor, Inc.(a)                         347,000        6,202,625
---------------------------------------------------------------
Zoran Corp.(a)                         150,000        7,490,625
---------------------------------------------------------------
                                                     88,074,213
---------------------------------------------------------------

ENTERTAINMENT-0.28%

ValueVision International,
  Inc.-Class A(a)                      200,000        3,987,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.35%

Novellus Systems, Inc.(a)              289,900       19,332,706
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.42%

SEI Investments Co.                     50,000        5,968,750
---------------------------------------------------------------

FOODS-0.48%

American Italian Pasta Co.-Class
  A(a)                                 277,700        6,873,075
---------------------------------------------------------------

GOLD & PRECIOUS METALS
  MINING-0.29%

Stillwater Mining Co.(a)               150,000        4,200,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.29%

Alpharma, Inc.-Class A                 180,000        6,952,500
---------------------------------------------------------------
Jones Pharma, Inc.                     402,000       11,582,625
---------------------------------------------------------------
                                                     18,535,125
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.72%

LifePoint Hospitals, Inc.(a)           600,000       10,275,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.47%

Oxford Health Plans, Inc.(a)           500,000        9,500,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)             323,100       11,611,406
---------------------------------------------------------------
                                                     21,111,406
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.69%

Edwards Lifesciences Corp.(a)          700,000       10,500,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

PolyMedica Corp.(a)                    256,100   $   13,749,369
---------------------------------------------------------------
                                                     24,249,369
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.10%

Hooper Holmes, Inc.                    231,400        4,020,575
---------------------------------------------------------------
MAXIMUS, Inc.(a)                       230,300        5,426,444
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              300,000        6,356,250
---------------------------------------------------------------
                                                     15,803,269
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.12%

Annuity and Life Reassurance, Ltd.
  (Bermuda)                            254,300        5,499,237
---------------------------------------------------------------
Clarica Life Insurance Co.
  (Canada)                             337,900        6,641,601
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        3,902,500
---------------------------------------------------------------
                                                     16,043,338
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.38%

Radian Group Inc.                      106,660        5,432,994
---------------------------------------------------------------

INSURANCE BROKERS-0.75%

Aon Corp.                              400,000       10,825,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.63%

Affiliated Managers Group, Inc.(a)     225,000        9,028,125
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.80%

Applied Power, Inc.-Class A            402,000       11,507,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.73%

Spartech Corp.                         150,000        5,212,500
---------------------------------------------------------------
Uniroyal Technology Corp.(a)           249,400        5,237,400
---------------------------------------------------------------
                                                     10,449,900
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.87%

Alpine Group, Inc. (The)(a)            386,900        3,143,562
---------------------------------------------------------------
Flextronics International Ltd.
  (Singapore)(a)                       225,972       15,874,533
---------------------------------------------------------------
Mettler-Toledo International,
  Inc.(a)                              227,000        7,831,500
---------------------------------------------------------------
                                                     26,849,595
---------------------------------------------------------------

NATURAL GAS-0.44%

Kinder Morgan, Inc.                    210,000        6,365,625
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.09%

Reynolds & Reynolds Co.-Class A        400,000        9,500,000
---------------------------------------------------------------
School Specialty, Inc.(a)              328,000        6,109,000
---------------------------------------------------------------
                                                     15,609,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-4.13%

Baker Hughes Inc.                      235,000        7,475,937
---------------------------------------------------------------
BJ Services Co.(a)                     198,000       13,909,500
---------------------------------------------------------------
Cooper Cameron Corp.(a)                173,800       13,035,000
---------------------------------------------------------------
Key Energy Services, Inc.(a)         1,400,000       13,650,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Pride International, Inc.(a)           495,900   $   11,219,737
---------------------------------------------------------------
                                                     59,290,174
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.46%

Burlington Resources, Inc.             244,800        9,623,700
---------------------------------------------------------------
Chieftain International, Inc.(a)       250,000        4,750,000
---------------------------------------------------------------
Devon Energy Corp.                      30,000        1,445,625
---------------------------------------------------------------
EOG Resources, Inc.                    355,000        8,830,625
---------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS       180,000        8,066,250
---------------------------------------------------------------
Nuevo Energy Co.(a)                    300,000        5,250,000
---------------------------------------------------------------
Spinnaker Exploration Co.(a)           500,000       11,625,000
---------------------------------------------------------------
                                                     49,591,200
---------------------------------------------------------------

PUBLISHING-0.27%

Ziff-Davis, Inc.(a)                    400,000        3,925,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.48%

Apartment Investment & Management
  Co.                                  171,790        6,828,652
---------------------------------------------------------------

RESTAURANTS-0.63%

CEC Entertainment, Inc.(a)             302,500        9,075,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.37%

InterTAN, Inc.(a)                      383,500        5,297,094
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.94%

BJ's Wholesale Club, Inc.(a)           286,500       10,152,844
---------------------------------------------------------------
Wild Oats Markets, Inc.(a)             250,000        3,312,500
---------------------------------------------------------------
                                                     13,465,344
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.05%

Linens 'n Things, Inc.(a)              110,300        3,405,513
---------------------------------------------------------------
Michaels Stores, Inc.(a)               247,000        9,741,063
---------------------------------------------------------------
Rent-A-Center, Inc.(a)                 212,000        4,319,500
---------------------------------------------------------------
Rent-Way, Inc.(a)                      287,190        7,448,991
---------------------------------------------------------------
Venator Group, Inc.(a)                 620,000        7,362,500
---------------------------------------------------------------
Zale Corp.(a)                          279,400       11,525,250
---------------------------------------------------------------
                                                     43,802,817
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.52%

Too Inc.(a)                            250,000        7,484,375
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.73%

Dime Bancorp, Inc.                     410,000        7,687,500
---------------------------------------------------------------
Local Financial Corp.(a)               350,000        2,821,875
---------------------------------------------------------------
                                                     10,509,375
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.93%

Forrester Research, Inc.(a)            106,800        4,839,375
---------------------------------------------------------------
Lamar Advertising Co.(a)               145,000        6,389,063
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             510,000       16,638,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Young & Rubicam Inc.                   253,500   $   14,116,781
---------------------------------------------------------------
                                                     41,983,969
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-2.39%

Copart, Inc.(a)                        400,000        6,900,000
---------------------------------------------------------------
F.Y.I., Inc.(a)                         50,000        1,340,625
---------------------------------------------------------------
Iron Mountain Inc.(a)                  250,000        8,750,000
---------------------------------------------------------------
Quanta Services, Inc.(a)               295,500       13,722,281
---------------------------------------------------------------
Regis Corp.                            312,700        3,654,681
---------------------------------------------------------------
                                                     34,367,587
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.90%

Insight Enterprises, Inc.(a)           145,700        6,092,081
---------------------------------------------------------------
Safeguard Scientifics, Inc.(a)          59,500        2,484,125
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)          305,000       10,541,563
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             410,000        8,200,000
---------------------------------------------------------------
                                                     27,317,769
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.74%

BISYS Group, Inc. (The)(a)             157,000        9,822,313
---------------------------------------------------------------
Concord EFS, Inc.(a)                   265,000        5,929,375
---------------------------------------------------------------
CSG Systems International, Inc.(a)     199,600        9,206,550
---------------------------------------------------------------
                                                     24,958,238
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.28%

Heidrick & Struggles
  International, Inc.(a)               288,000       10,368,000
---------------------------------------------------------------
Korn/Ferry International(a)            300,000        7,950,000
---------------------------------------------------------------
                                                     18,318,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-4.16%

Arch Communications, Inc.(a)         1,665,000       12,383,438
---------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)       199,700        4,380,919
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        125,000       26,007,813
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        120,000        8,872,500
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      160,900        7,994,719
---------------------------------------------------------------
                                                     59,639,389
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.31%

CapRock Communications Corp.(a)        249,700        8,364,950
---------------------------------------------------------------
ITC DeltaCom, Inc.(a)                  265,000        8,711,875
---------------------------------------------------------------
NetAmerica.com Corp.(a)(c)             164,600        1,759,164
---------------------------------------------------------------
NetAmerica.com Corp.-Wts.,
  expiring 03/21/03(d)(c)               82,300                0
---------------------------------------------------------------
                                                     18,835,989
---------------------------------------------------------------

TELEPHONE-0.97%

Broadwing Inc.(a)                      492,200       13,935,413
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TEXTILES (SPECIALTY)-0.04%

Polymer Group, Inc.                     48,600   $      564,975
---------------------------------------------------------------

WASTE MANAGEMENT-0.15%

Catalytica, Inc.(a)                    200,000        2,225,000
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $833,319,513)                               1,303,325,764
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-8.11%

STIC Liquid Assets Portfolio(e)     58,183,521   $   58,183,521
---------------------------------------------------------------
STIC Prime Portfolio(e)             58,183,521       58,183,521
---------------------------------------------------------------
    Total Money Market Funds (Cost
      $116,367,042)                                 116,367,042
---------------------------------------------------------------
TOTAL INVESTMENTS-98.94% (Cost
  $949,686,555)                                   1,419,692,806
---------------------------------------------------------------

OTHER ASSETS LESS

  LIABILITIES-1.06%                                  15,174,752
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,434,867,558
===============================================================


Investment Abbreviations:

ADR  - American Depositary Receipt
DECS - Dividend Enhanced Convertible Stock
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/00 represented 0.10% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (Cost
  $949,686,555)                                $1,419,692,806
-------------------------------------------------------------
Receivables for:
-------------------------------------------------------------
  Investments sold                                 21,126,656
-------------------------------------------------------------
  Capital stock sold                                1,944,945
-------------------------------------------------------------
  Dividends                                           794,176
-------------------------------------------------------------
Investment for deferred compensation plan              26,011
-------------------------------------------------------------
Other assets                                           42,718
-------------------------------------------------------------
    Total assets                                1,443,627,312
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             4,794,802
-------------------------------------------------------------
  Capital stock reacquired                          1,629,675
-------------------------------------------------------------
  Deferred compensation plan                           26,011
-------------------------------------------------------------
Accrued advisory fees                                 767,608
-------------------------------------------------------------
Accrued administrative services fees                   12,109
-------------------------------------------------------------
Accrued distribution fees                             997,822
-------------------------------------------------------------
Accrued directors' fees                                 4,605
-------------------------------------------------------------
Accrued transfer agent fees                           396,130
-------------------------------------------------------------
Accrued operating expenses                            130,992
-------------------------------------------------------------
    Total liabilities                               8,759,754
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,434,867,558
=============================================================

NET ASSETS:

Class A                                        $  752,516,815
=============================================================
Class B                                        $  606,271,124
=============================================================
Class C                                        $   76,079,619
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      35,039,945
=============================================================
Class B:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      28,977,421
=============================================================
Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                       3,638,455
=============================================================

Class A:

  Net asset value and redemption price per
    share                                      $        21.48
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.48 divided by
      94.50%)                                  $        22.73
=============================================================

Class B:

Net asset value and offering price per share   $        20.92
=============================================================

Class C:

  Net asset value and offering price per
    share                                      $        20.91
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $10,419)                                      $  3,819,311
------------------------------------------------------------
Interest                                               1,540
=============================================================
    Total investment income                        3,820,851
=============================================================

EXPENSES:

Advisory fees                                      4,453,291
------------------------------------------------------------
Administrative services fee                           72,663
------------------------------------------------------------
Custodian fees                                        74,821
------------------------------------------------------------
Distribution fees-Class A                          1,254,488
------------------------------------------------------------
Distribution fees-Class B                          2,841,881
------------------------------------------------------------
Distribution fees-Class C                            341,977
------------------------------------------------------------
Transfer agent fees-Class A                          754,869
------------------------------------------------------------
Transfer agent fees-Class B                          897,266
------------------------------------------------------------
Transfer agent fees-Class C                          107,973
------------------------------------------------------------
Directors' fees                                        3,462
------------------------------------------------------------
Other                                                270,778
-------------------------------------------------------------
    Total expenses                                11,073,469
-------------------------------------------------------------
Less: Expenses paid indirectly                       (13,507)
-------------------------------------------------------------
    Net expenses                                  11,059,962
-------------------------------------------------------------
Net investment income (loss)                      (7,239,111)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          183,920,564
------------------------------------------------------------
  Foreign currencies                                    (470)
------------------------------------------------------------
  Option contracts written                           460,773
------------------------------------------------------------
                                                 184,380,867
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          249,023,040
------------------------------------------------------------
  Option contracts written                          (367,311)
------------------------------------------------------------
                                                 248,655,729
------------------------------------------------------------
Net gain on investment securities, foreign
  currencies and option contracts                433,036,596
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $425,797,485
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (7,239,111)   $  (12,672,297)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              184,380,867        68,321,156
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          248,655,729       143,019,774
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         425,797,485       198,668,633
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (55,044,960)     (251,714,847)
----------------------------------------------------------------------------------------------
  Class B                                                        (22,142,182)     (119,088,321)
----------------------------------------------------------------------------------------------
  Class C                                                          1,403,017        (2,560,814)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        350,013,360      (174,695,349)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,084,854,198     1,259,549,547
----------------------------------------------------------------------------------------------
  End of period                                               $1,434,867,558    $1,084,854,198
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  798,328,693    $  874,112,818
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (7,068,598)          170,513
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          173,601,212       (10,779,655)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              470,006,251       221,350,522
----------------------------------------------------------------------------------------------
                                                              $1,434,867,558    $1,084,854,198
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $8,826,774 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2006.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $72,663 for such services.
     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $954,557 for such services.
     The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,254,488, $2,841,881 and $341,977, respectively, as compensation under the Plans.
     AIM Distributors received commissions of $156,412 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $18,575 in contingent deferred sales charges imposed on redemptions of Fund shares.
     Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
     During the six months ended April 30, 2000, the Fund paid legal fees of $1,847 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $8,264 and $5,243, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $13,507 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $585,573,725 and $761,364,623, respectively.
     The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $514,415,191
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (45,056,239)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $469,358,952
=========================================================
Cost of investments for tax purposes is $950,333,854.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                 4,982      $ 1,725,877
----------------------------------------------------------
Written                             1,088          302,106
----------------------------------------------------------
Closed                             (4,982)      (1,725,877)
----------------------------------------------------------
Expired                            (1,088)        (302,106)
----------------------------------------------------------
End of period                          --               --
==========================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                 OCTOBER 31, 1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                      2,587,844    $  54,315,842     25,404,762    $ 358,048,933
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,234,120       44,551,857      7,763,785      107,015,784
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        575,793       11,539,189      2,461,885       34,429,174
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (5,586,213)    (109,360,802)   (43,024,621)    (609,763,780)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,564,154)     (66,694,039)   (16,362,323)    (226,104,105)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (552,877)     (10,136,172)    (2,650,984)     (36,989,988)
-------------------------------------------------------------------------------------------------------------------------
                                                              (4,305,487)   $ (75,784,125)   (26,407,496)   $(373,363,982)
=========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                  CLASS A
                                                   ----------------------------------------------------------------------
                                                                                                          JUNE 17, 1996
                                                                                                         (DATE OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,            COMMENCED)
                                                   SIX MONTHS ENDED   -------------------------------     TO OCTOBER 31,
                                                    APRIL 30, 2000    1999(a)     1998(a)    1997(a)         1996(a)
                                                   ----------------   --------    --------   --------    ----------------
Net asset value, beginning of period                   $  15.24       $  12.89    $  14.57   $  11.09        $  10.00
-------------------------------------------------      --------       --------    --------   --------        --------
Income from investment operations:
  Net investment income (loss)                            (0.07)         (0.10)      (0.06)     (0.10)          (0.01)
-------------------------------------------------      --------       --------    --------   --------        --------
  Net gains (losses) on securities (both realized
    and unrealized)                                        6.31           2.45       (1.62)      3.58            1.10
-------------------------------------------------      --------       --------    --------   --------        --------
    Total from investment operations                       6.24           2.35       (1.68)      3.48            1.09
-------------------------------------------------      --------       --------    --------   --------        --------
Net asset value, end of period                         $  21.48       $  15.24    $  12.89   $  14.57        $  11.09
=================================================      ========       ========    ========   ========        ========
Total return(b)                                           40.95%         18.23%     (11.53)%    31.38%          10.90%
=================================================      ========       ========    ========   ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $752,517       $579,514    $717,263   $577,685        $251,253
=================================================      ========       ========    ========   ========        ========
Ratio of expenses to average net assets:
  With fee waivers                                         1.28%(c)       1.38%       1.28%      1.33%           1.35%(d)
-------------------------------------------------      --------       --------    --------   --------        --------
  Without fee waivers                                      1.28%(c)       1.38%       1.28%      1.38%           1.60%(d)
=================================================      ========       ========    ========   ========        ========
Ratio of net investment income (loss) to average
  net assets                                              (0.71)%(c)     (0.70)%     (0.40)%    (0.83)%         (0.29)%(d)
=================================================      ========       ========    ========   ========        ========
Portfolio turnover rate                                      46%           117%         78%        41%             13%
=================================================      ========       ========    ========   ========        ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $720,789,266.
(d)  Annualized.

                                                                                 CLASS B
                                                 -----------------------------------------------------------------------
                                                                                                         OCTOBER 1, 1996
                                                                                                           (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,           COMMENCED)
                                                 SIX MONTHS ENDED    --------------------------------    TO OCTOBER 31,
                                                  APRIL 30, 2000     1999(a)     1998(a)     1997(a)         1996(a)
                                                 ----------------    --------    --------    --------    ---------------
Net asset value, beginning of period                 $  14.90        $  12.70    $  14.46    $  11.08        $ 11.26
-----------------------------------------------      --------        --------    --------    --------        -------
Income from investment operations:
  Net investment income (loss)                          (0.14)          (0.20)      (0.16)      (0.20)         (0.01)
-----------------------------------------------      --------        --------    --------    --------        -------
  Net gains (losses) on securities (both
    realized and unrealized)                             6.16            2.40       (1.60)       3.58          (0.17)
===============================================      ========        ========    ========    ========        =======
    Total from investment operations                     6.02            2.20       (1.76)       3.38          (0.18)
===============================================      ========        ========    ========    ========        =======
Net asset value, end of period                       $  20.92        $  14.90    $  12.70    $  14.46        $ 11.08
===============================================      ========        ========    ========    ========        =======
Total return(b)                                         40.40%          17.23%     (12.17)%     30.51%         (1.60)%
===============================================      ========        ========    ========    ========        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $606,271        $451,508    $493,993    $297,623        $22,435
===============================================      ========        ========    ========    ========        =======
Ratio of expenses to average net assets:
  With fee waivers                                       2.04%(c)        2.12%       2.02%       2.09%          1.89%(d)
-----------------------------------------------      --------        --------    --------    --------        -------
  Without fee waivers                                    2.04%(c)        2.12%       2.02%       2.14%          2.28%(d)
===============================================      ========        ========    ========    ========        =======
Ratio of net investment income (loss) to
  average net assets                                    (1.47)%(c)      (1.44)%     (1.14)%     (0.16)%        (0.83)%(d)
===============================================      ========        ========    ========    ========        =======
Portfolio turnover rate                                    46%            117%         78%         41%            13%
===============================================      ========        ========    ========    ========        =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $571,499,111.
(d)  Annualized.

                                                                                     CLASS C
                                                           -----------------------------------------------------------
                                                                                                      AUGUST 4, 1997
                                                                                   YEAR ENDED           (DATE SALES
                                                                                OCTOBER 31, 1997        COMMENCED)
                                                           SIX MONTHS ENDED    ------------------     TO OCTOBER 24,
                                                            APRIL 30, 2000     1999(a)    1998(a)         1997(a)
                                                           ----------------    -------   --------    -----------------
Net asset value, beginning of period                           $ 14.89         $12.69    $ 14.45          $ 13.48
------------------------------------------------------         -------         ------    -------          -------
Income from investment operations:
  Net investment income (loss)                                   (0.14)         (0.20)     (0.16)           (0.06)
------------------------------------------------------         -------         ------    -------          -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.16           2.40      (1.60)            1.03
------------------------------------------------------         -------         ------    -------          -------
    Total from investment operations                              6.02           2.20      (1.76)            0.97
------------------------------------------------------         -------         ------    -------          -------
Net asset value, end of period                                 $ 20.91         $14.89    $ 12.69          $ 14.45
======================================================         =======         ======    =======          =======
Total return(b)                                                  40.43%         17.34%    (12.18)%           7.20%
======================================================         =======         ======    =======          =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $76,080         $53,832   $48,293          $12,195
======================================================         =======         ======    =======          =======
Ratio of expenses to average net assets:
  With fee waivers                                                2.04%(c)       2.12%      2.02%            2.14%(d)
------------------------------------------------------         -------         ------    -------          -------
  Without fee waivers                                             2.04%(c)       2.12%      2.02%            2.19%(d)
======================================================         =======         ======    =======          =======
Ratio of net investment income (loss) to average net
  assets                                                         (1.47)%(c)     (1.44)%    (1.14)%          (1.64)%(d)
======================================================         =======         ======    =======          =======
Portfolio turnover rate                                             46%           117%        78%              41%
======================================================         =======         ======    =======          =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $68,771,141.
(d)  Annualized.

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Gary T. Crum                                 Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Mary J. Benson                               Boston, MA 02110
Chief Executive Officer                           Assistant Vice Preside
Texana Global, Inc.;                              Assistant Treasurer                          COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives              Sheri Morris                                 Ballard Spahr
                                                  Assistant Vice President                     Andrews & Ingersoll, LLP
Carl Frischling                                   Assistant Treasurer                          1735 Market Street
Partner                                                                                        Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Renee A. Friedli
                                                  Assistant Secretary                          COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             P. Michelle Grace                            Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                                Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.       Assistant Secretary                          DISTRIBUTOR

Lewis F. Pennock                                  Ofelia M. Mayo                               A I M Distributors, Inc.
Attorney                                          Assistant Secretary                          11 Greenway Plaza
                                                                                               Suite 100
Louis S. Sklar                                    Lisa A. Moss                                 Houston, TX 77046
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                          MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund            AIM Money Market Fund                   leadership in the mutual fund industry since 1976
AIM Blue Chip Fund                    AIM Tax-Exempt Cash Fund                and managed approximately $176 billion in assets
AIM Capital Development Fund                                                  for more than 7.4 million shareholders, including
AIM Constellation Fund(1)             INTERNATIONAL GROWTH FUNDS              individual investors, corporate clients and
AIM Dent Demographic Trends Fund      AIM Advisor International Value Fund    financial institutions, as of March 31, 2000.
AIM Emerging Growth Fund              AIM Asian Growth Fund                       The AIM Family of Funds--Registered Trademark--
AIM Large Cap Growth Fund             AIM Developing Markets Fund             is distributed nationwide, and AIM today is the
AIM Large Cap Opportunities Fund      AIM Euroland Growth Fund(5)             eighth-largest mutual fund complex in the United
AIM Mid Cap Equity Fund               AIM European Development Fund           States in assets under management, according to
AIM Mid Cap Growth Fund               AIM International Equity Fund           Strategic Insight, an independent mutual fund
AIM Mid Cap Opportunities Fund(2)     AIM Japan Growth Fund                   monitor.
AIM Select Growth Fund                AIM Latin American Growth Fund
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund(4)   GLOBAL GROWTH FUNDS
AIM Value Fund                        AIM Global Aggressive Growth Fund
AIM Weingarten Fund                   AIM Global Growth Fund
                                      AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund          AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                  GLOBAL INCOME FUNDS
AIM Charter Fund                      AIM Global Income Fund
                                      AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                THEME FUNDS
AIM High Yield Fund                   AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                AIM Global Financial Services Fund
AIM Income Fund                       AIM Global Health Care Fund
AIM Intermediate Government Fund      AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund    AIM Global Resources Fund
                                      AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


AIM Distributors, Inc.                                                 CDV-SAR-1